UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2006

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On October 24, 2006, Advanced Micro Devices, Inc. (the “Company”) closed the acquisition of ATI Technologies Inc. (“ATI”), pursuant to the Acquisition Agreement, dated as of July 23, 2006 (the “Acquisition Agreement”), by and among the Company, 1252986 Alberta ULC (“Alberta ULC”), and ATI, whereby ATI became a wholly owned subsidiary of Alberta ULC. As contemplated by the Acquisition Agreement and the Plan of Arrangement implemented in connection therewith, the total consideration paid for each ATI common share, based on the Parent Closing Stock Price (as defined in the Plan of Arrangement, as amended, attached as Exhibit 2.1 to the Company’s Report on Form 8-K (the “Original 8-K”) filed on October 30, 2006 and incorporated herein by reference), is $21.36. The total aggregate consideration for the acquisition consisted of approximately $4.26 billion in cash and 57,946,017 shares of the Company’s common stock, which had a value of approximately $1.2 billion based on the average closing price of the Company’s common stock for the three trading days prior to October 25, 2006. In addition, as part of the consideration for the acquisition, the Company issued options to purchase 17,091,500 shares of the Company’s common stock and 2,231,026 restricted stock units.

The source of funds for the cash portion of the Acquisition included existing cash, cash equivalents and marketable securities, and $2.5 billion borrowed under the Credit Agreement as described in the Original 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

ATI Audited Consolidated Financial Statements as of August 31, 2006 and 2005 and for the fiscal years ended August 31, 2006, 2005 and 2004, filed as Exhibit 99.1.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended October 1, 2006 and for the year ended December 25, 2005, filed as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP.

99.1	ATI Audited Consolidated Financial Statements as of August 31, 2006 and 2005 and for the fiscal years ended August 31, 2006, 2005 and 2004.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended October 1, 2006 and for the year ended December 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2007	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Faina Medzonsky
	Name:	Faina Medzonsky
	Title:	Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP.

99.1	ATI Audited Consolidated Financial Statements as of August 31, 2006 and 2005 and for the fiscal years ended August 31, 2006, 2005 and 2004.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended October 1, 2006 and for the year ended December 25, 2005.